TOWPATH TECHNOLOGY FUND
(TOWFX)

Supplement dated December 23, 2020
to the Towpath Technology Fund (the “Fund”) Prospectus
dated December 19, 2019 and Statement of Additional Information dated July 17, 2020
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Prospectus
FEES AND EXPENSES OF THE FUND
Paragraph 3 under the Shareholder Fees table is updated to reflect the Fund Adviser’s contractual agreement through July 31, 2021 rather than December 31, 2020.  The paragraph is hereby replaced in its entirety with the following information in the Fund’s prospectus:

(3) The Fund's Adviser (defined below) has contractually agreed to reduce its fees and to reimburse expenses, at least through July 31, 2021, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any acquired fund fees and expenses, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.10% of the Fund's average daily net assets.

Statement of Additional Information
INVESTMENT ADVISORY SERVICES
The third paragraph on page 18 below the Total Management Fee table is updated to reflect the Fund Adviser’s contractual agreement through July 31, 2021 rather than December 31, 2020.  The paragraph is hereby replaced in its entirety with the following information in the Towpath Funds Statement of Additional Information:

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through July 31, 2021, to ensure that total annual operating expenses after fee waiver and reimbursement (exclusive of any 12b-1 fees, acquired fund fees and expenses, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.10% of the average daily net assets attributable to Towpath Focus Fund; and will not exceed 1.10% of the average daily net assets attributable to Towpath Technology Fund. These fee waivers and expense reimbursements are subject to possible recoupment from the applicable Fund within three years of the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Funds' Board of Trustees, on 60 days written notice to the Adviser.

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This supplement and the Fund’s Prospectus, dated December 19, 2019 and Statement of Additional Information (“SAI”), dated July 17, 2020, provide information a prospective investor should know about the Fund and should be retained for future reference. Both the Prospectus and SAI have been filed with the Securities and Exchange Commission and are incorporated herein by reference. You may obtain the Prospectus or SAI without charge by calling the Fund at 1-877-593-8637.